EXHIBIT 10.5

FIRST AMENDMENT TO
SUBSCRIPTION ESCROW AGREEMENT

This First Amendment to the Subscription Escrow Agreement (the “Amendment”) is made as of January 31, 2014, by and among the Issuer, Depositor and Escrow Agent. This Amendment amends the Subscription Escrow Agreement by and among the Issuer, Depositor and Escrow Agent, dated as of December 30, 2013 (the “Agreement”). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

The third recital of the Agreement is hereby amended to read in its entirety as follows:

WHEREAS, Units will be offered through April 14, 2014 (the “Offering Period”);

The Schedule 1 to the Agreement is hereby amended as follows:

Name of Issuer:	CÜR Media, Inc. f/k/a Duane Street Corp.

Issuer Notice Address:	2217 New London Turnpike
South Glastonbury, CT 06073

Depositor ID:	99-0375741

Escrow Deposit:	$7,000,000 maximum deposit, in whole or in part, plus any over-allotment

The Schedule 2 to the Agreement is hereby amended as follows:

FFC:	Duane Street Corp.: 79-2052 [insert Subscriber’s name]

FFC:	CÜR Media, Inc.; 79-2052 [insert Subscriber’s name]

The Schedule 3 to the Agreement is hereby amended as follows:

Issuer:

Name	Telephone Number(s)

1. Thomas Brophy, CEO	860-430-1520

2. John Lack, Chairman	860-430-1520

This Amendment may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

This Amendment is hereby made part of and incorporated into the Subscription Escrow Agreement, with all the terms and conditions of the Agreement remaining in full force and effect, except to the extent modified hereby. The Parties agree for and on behalf of their respective party this 31st day of January, 2014.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CSC Trust Company of Delaware as Escrow Agent

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

CÜR MEDIA, INC.

By:	/s/ Thomas Brophy
Name:	Thomas Brophy
Title:	Chief Executive Officer

DEPOSITOR

Gottbetter Capital Markets, LLC

By:	/s/ Julio A. Marquez
Name:	Julio A. Marquez
Title:	President